Exhibit 10.4(a)

SUBSCRIPTION FOR SUBORDINATE VOTING SHARES AND WARRANTS

TO:	Med Men Enterprises Inc. (the “Corporation”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of units of the Corporation (“Units”) set forth below for the aggregate subscription price set forth below (the “Aggregate Subscription Amount”), representing a subscription price of US$__________ per Unit (the “Issue Price”) and in partial consideration for the repayment of the Subscriber’s 25% portion of the US$5,000,000 principal amount of, and all accrued interest under, that certain Unsecured Promissory Note, dated as of July 29, 2021, entered into by the Corporation and, among others, the Subscriber. The Units subscribed for hereunder are part of a larger offering of _______________ Units (the “Offered Units”). Each Unit in this subscription consists of: (a) one (1) Class B subordinate voting share (a “Share”) of the Corporation; (b) one-quarter (1/4) of a Share purchase warrant (each a “Warrant”); and (c) a 16.67% proportion of the Hankey Warrant (as defined herein). Each whole Warrant will be exercisable to purchase one additional Share at an exercise price of US$__________ per Share for a period of five (5) years from the date of issuance of the Warrants. The Hankey Warrant will be exercisable until the date that is the later of December 31, 2021, or 90 days from the closing of the Offering (as defined below) to purchase either: (a) the number of fully paid and non-assessable additional Shares at an exercise price equal to the lesser of the Share market price upon exercise of the Hankey Warrant and US$0.30 per Share, for aggregate gross proceeds of US$30,000,000 from the Corporation; or (b) US$30,000,000 principal amount of the Notes (the “Notes”) to be issued by the Corporation and MM Can USA, Inc. pursuant to the Fourth Amended and Restated Securities Purchase Agreement, dated as of August _____, 2021 (the Warrants, and together with the Shares and the Hankey Warrant, the “Purchased Securities”), upon and subject to the terms and conditions set forth in the “Terms and Conditions of Subscription for Subordinate Voting Shares and Warrants of MedMen Enterprises Inc.” attached hereto (collectively with this face page, the “Subscription Agreement”).

Full Legal Name of Subscriber (please print)

By:

Signature of Subscriber or its Authorized Representative

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Subscriber)

Subscriber’s Address (including postal/zip code)

Telephone Number (including area code)

e-mail Address

By executing this Subscription Agreement, you are consenting to the collection, use and disclosure of personal information in the manner described in the privacy notice attached this Subscription Agreement.

Aggregate Subscription Amount: US$

Number of Units:

Details of Securities CURRENTLY Held Class B Subordinate Voting Shares: Number: Warrants Number: Exercise Price: US$ Notes Dollar Amount: US$ Shares: Conversion Price: US$

Register the Purchased Securities (if different from address given above) as follows: Name Account reference, if applicable Address (including postal/zip code) E-mail Address

Deliver the Purchased Securities (if different from address given above) as follows:

Name

Account reference, if applicable

Contact Name

Address (including postal code)

Telephone Number (including area code)

E-mail Address

ACCEPTANCE: The Corporation, by countersigning this Subscription Agreement below, hereby accepts this subscription as set forth above upon and subject to the terms and conditions contained in this Subscription Agreement.

MEDMEN ENTERPRISES INC.	August ___, 2021

By:
Name:
Title:

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
SUBORDINATE VOTING SHARES AND WARRANTS OF
MEDMEN ENTERPRISES INC.

1.	Definitions. In this Subscription Agreement:

(a)	“Accredited Investor Status Certificate” has the meaning ascribed thereto in paragraph 3(l) hereof.

(b)	“Aggregate Subscription Amount” has the meaning set forth on the face page hereof.

(c)	“Applicable States” has the meaning ascribed thereto in paragraph 3(cc) hereof.

(d)	“Business Day” any day except Saturday, Sunday or any day on which banks are generally not open for business in the City of Los Angeles, California, City of Toronto, Ontario or New York, New York.

(e)	“Cannabis Business” has the meaning ascribed thereto in paragraph 3(cc) hereof.

(f)	“CDS” has the meaning ascribed thereto in paragraph 2(j) hereof.

(g)	“Closing Date” means such date(s) as the Corporation may determine.

(h)	“Closing Time” has the meaning ascribed thereto in paragraph 7 hereof.

(i)	“Corporation” means MedMen Enterprises Inc., a corporation incorporated under the Business Corporations Act (British Columbia).

(j)	“CSA” has the meaning ascribed thereto in paragraph 3(bb) hereof.

(k)	“CSE” means the Canadian Securities Exchange.

(l)	“DEA” has the meaning ascribed thereto in paragraph 3(aa) hereof.

(m)	“DOJ” has the meaning ascribed thereto in paragraph 3(aa) hereof.

(n)	“Effective Date” means, with respect to a Registration Statement, the first date that such Registration Statement is declared effective by the SEC.

(o)	“Effectiveness Period” means the period commencing on the Effective Date and ending on the earliest to occur of (1) the date all of the Registrable Securities have been sold pursuant to the Registration Statement and (2) the date no Registrable Securities remain outstanding.

(p)	“Hankey Warrant” means the warrant to purchase Shares or the Notes in the form attached as Schedule “A”.

(q)	“Insider” means (i) a director or senior officer of the Corporation (or a subsidiary of the Corporation), (ii) any Person who beneficially owns, directly or indirectly, voting securities of the Corporation or who exercises control or direction over voting securities of the Corporation or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Corporation for the time being outstanding, or (iii) a director or senior officer of an Insider of the Corporation.

(r)	“Interest” has the meaning ascribed thereto in paragraph 3(cc) hereof.

(s)	“IRS” has the meaning ascribed thereto in paragraph 3(aa) hereof.

(t)	“Issue Price” has the meaning set forth on the face page hereof.

(u)	“Material Event” has the meaning ascribed thereto in paragraph 10 hereof.

(v)	“Material Adverse Effect” means a material adverse effect on the business, affairs, operations, condition (financial or otherwise), earnings, assets, liabilities (absolute, accrued, contingent or otherwise) or capital of the Corporation and its subsidiaries, taken as a whole.

(w)	“Material Cannabis Owner” has the meaning ascribed thereto in paragraph 3(ee)(i) hereof.

(x)	“Moelis” means Moelis & Company.

(y)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators.

(z)	“Notes” has the meaning set forth on the face page hereof.

(aa)	“OFAC” has the meaning ascribed thereto in paragraph 3(x) hereof.

(bb)	“Offering” means the non-brokered private placement offering of up to _______________ Units to be issued and sold by the Corporation.

(cc)	“PCMLTFA” has the meaning ascribed thereto in paragraph 3(w) hereof.

(dd)	“Person” includes any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

(ee)	“Purchased Securities” has the meaning set forth on the face page hereof.

(ff)	“Registrable Securities” means the Shares purchased pursuant to this Agreement and any Underlying Shares and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the earlier of (i) its effective registration under the U.S. Securities Act and resale in accordance with a Registration Statement or (ii) its eligibility for resale to the public pursuant to Rule 144

(gg)	“Registrant” means a dealer, adviser, investment fund manager, an ultimate designated person or chief compliance officer as those terms are used pursuant to Securities Laws, or a Person registered or otherwise required to be registered under the Securities Laws.

(hh)	“Registration Statement” shall have the meaning ascribed thereto in paragraph 10 hereof.

(ii)	“Reporting Jurisdictions” means each of the provinces and territories of Canada.

(jj)	“Related Person” has the meaning ascribed to such term in the policies of the CSE.

(kk)	“Rule 144” means Rule 144 under the U.S. Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC

(ll)	“SEC” shall have the meaning ascribed thereto in paragraph 10 hereof.

(mm)	“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the Reporting Jurisdictions, the applicable policy statements, notices, blanket rulings, orders and all other regulatory instruments of the securities regulators in each of the Reporting Jurisdictions, and the policies of the CSE.

(nn)	“Shares” means the Class B subordinate voting shares in the capital of the Corporation.

(oo)	“Subscriber” has the meaning set forth on the face page hereof.

(pp)	“Subscription Agreement” has the meaning set forth on the face page hereof.

(qq)	“Units” has the meaning set forth on the face page hereof.

(rr)	“U.S. Cannabis Laws” means all applicable requirements of U.S. state and municipal laws, rules and regulations regarding regulated medical and recreational cannabis in each U.S. jurisdiction in which the Corporation conducts its business and operations including, but not limited to, all U.S. state and municipal laws related to cultivation, processing, manufacturing, storage, sales, preparation, testing, taxation, security, employee qualifications, transport, equity ownership restrictions, management services restrictions, or intellectual property license restrictions.

(ss)	“U.S. Federal Cannabis Laws” means, collectively, U.S. federal laws, statutes, and/or regulations, as applicable, that are directly or indirectly related to the production, trafficking, distribution, extraction, cultivation, processing manufacturing, storage, sales, preparation, testing, taxation, security, employee qualifications, transport, equity ownership restrictions, management services restrictions, or intellectual property license restrictions of cannabis and cannabis-related substances and products.

(tt)	“U.S. Securities Act” shall have the meaning ascribed thereto in paragraph 3(g) hereof.

(uu)	“Underlying Shares” means the Warrant Shares, if and when issued by the Corporation.

(vv)	“Warrant Shares” means the Shares issuable upon exercise of the Warrant or the Hankey Warrant.

(ww)	“Warrants” has the meaning set forth on the face page hereof.

2.	Acknowledgements of the Subscriber. The Subscriber acknowledges that:

(a)	This Subscription Agreement requires the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering and complying with the Corporation’s U.S. regulatory requirements, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Units under the U.S. Securities Act, other applicable securities laws and U.S. Cannabis Laws and completing filings required by any stock exchange or securities regulatory authority or by any U.S. state, local or municipal regulatory authority. The Subscriber’s personal information may be disclosed by the Corporation to: (i) stock exchanges or securities regulatory authorities, (ii) the Canada Revenue Agency or other taxing authorities, (iii) U.S. state, local or municipal regulatory authorities as required under U.S. Cannabis Laws, and (iv) any of the other parties involved in the Offering, including legal counsel to the Corporation and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information as set out in this Section and in the Private Notice attached hereto, which the Subscriber has read and understood. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority or any U.S. state, local or municipal regulatory authorities as required under U.S. Cannabis Laws in connection with the transactions contemplated hereby.

(b)	This subscription is subject to rejection or acceptance by the Corporation in whole or in part.

(c)	The Subscriber is responsible for obtaining such legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement.

(d)	There is no government or other insurance scheme covering the Purchased Securities.

(e)	There are risks associated with an investment in the Purchased Securities and, as a result, the Subscriber may lose its entire investment.

(f)	The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws and, as a consequence of acquiring the Purchased Securities pursuant to such exemption:

(i)	certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission, or damages and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to the Subscriber,

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement,

(iii)	the Subscriber may not receive information that would otherwise be required to be given under the Securities Laws, and

(iv)	the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws.

(g)	The Subscriber understands that it may not be able to resell the Purchased Securities or Underlying Shares except in accordance with limited exemptions available under applicable securities legislation, regulatory policy and stock exchange rules, and that the Subscriber is solely responsible for (and the Corporation is not in any way responsible for) the Subscriber’s compliance with applicable resale restrictions.

(h)	The Subscriber understands that the sale of the Purchased Securities is conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or to deliver an offering memorandum, and the requirement to sell securities through a registered dealer, or upon the issuance of such orders, consents or approvals as may be required to enable such sale to be made without complying with such requirements, and that as a consequence of acquiring the Purchased Securities pursuant to such exemptions, certain protections, rights and remedies provided by applicable securities legislation, including statutory rights of rescission or damages in the event of a misrepresentation will not be available to the Subscriber in connection with the purchase and sale of the Purchased Securities.

(i)	Except as provided for herein, the Subscriber understands and acknowledges that the Purchased Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the offer and sale of the Purchased Securities to it are being made in reliance upon the exemption from registration provided by the U.S. Securities Act and similar exemptions under applicable state securities laws. The Subscriber understands and acknowledges that the Purchased Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act.

Upon the original issuance of the Purchased Securities and until such time as is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates or DRS statements representing the Purchased Securities and Underlying Shares, and all certificates or DRS statements issued in exchange therefor or in substitution thereof, shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR U.S. STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED THAT THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE CORPORATION.”

The Subscriber consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Purchased Securities or Underlying Shares in order to implement the restrictions on transfer set forth and described herein.

(j)	The Purchased Securities and Underlying Shares shall have attached to them, whether through the electronic deposit system of the CDS Clearing and Depository Services Inc. (“CDS”), an ownership statement issued under a direct registration system or other electronic book entry system, or on certificates or DRS statements that may be issued, as applicable, any legends as may be prescribed by CDS in addition to a legend setting out resale restrictions under applicable Securities Laws substantially in the following form (and with the necessary information inserted):

“Unless permitted under securities legislation, the holder of this security must not trade the security before DECEMBER ___, 2021.”

3.	Representations, Warranties and Covenants of the Subscriber. By executing this Subscription Agreement, the Subscriber represents, warrants and covenants to the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	The Subscriber has the requisite power, authority, legal capacity and competence to execute and deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder, and to undertake all actions required of the Subscriber hereunder, and all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained.

(b)	This Subscription Agreement has been duly and validly authorized, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation of, the Subscriber.

(c)	The execution, delivery and performance by the Subscriber of this Subscription Agreement and the completion of the transactions contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Subscriber, and do not and will not constitute a breach of or default under any of the Subscriber’s constating documents or any agreement or covenant to which the Subscriber is a party or by which it is bound.

(d)	If the Subscriber is not an individual, the Subscriber has been duly incorporated or created and is validly subsisting under the laws of its jurisdiction of incorporation or creation.

(e)	The Subscriber, either alone or together with its representatives, confirms that the Subscriber:

(i)	has such knowledge, sophistication and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Purchased Securities;

(ii)	is capable of assessing the proposed investment in the Purchased Securities as a result of the Subscriber’s own experience or as a result of advice received from a Person registered under applicable securities legislation;

(iii)	is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Corporation to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment;

(iv)	is aware of the characteristics of the Purchased Securities and Underlying Shares and the risks relating to an investment therein on its own and without reliance on the Corporation or any of its affiliates or representatives; and

(v)	is able to bear the economic risk of loss of its investment in the Purchased Securities and is able to afford a complete loss of such investment.

(f)	The Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of investing in the Purchased Securities or the Underlying Shares.

(g)	The Subscriber understands and acknowledges that no prospectus or registration statement has been filed by the Corporation with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of the Purchased Securities and the Underlying Shares, the Purchased Securities and the Underlying Shares are being offered in a transaction not involving any public offering within the meaning of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and the Purchased Securities are being offered for sale only on a “private placement” basis and that the sale of the Purchased Securities is conditional upon such sale being exempt from the registration requirements under applicable United States federal and state securities laws and that the Corporation is relying in part upon the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to subscribe for the Purchased Shares.

(h)	The Subscriber confirms that neither the Corporation, nor any of its representative directors, employees, officers, agents, representatives or affiliates, have made any representations (written or oral) to the Subscriber:

(i)	regarding the future value of the Purchased Securities or the Underlying Shares;

(ii)	that any Person will resell or repurchase the Purchased Securities or the Underlying Shares;

(iii)	that any of the Purchased Securities or the Underlying Shares will be listed on any stock exchange or traded on any market; or

(iv)	that any Person will refund the purchase price or exercise price, as applicable, of the Purchased Securities or the Underlying Shares other than as provided in this Subscription Agreement.

(i)	The Subscriber confirms that it has been advised to consult its own legal and financial advisors with respect to the suitability of the Purchased Securities as an investment for the Subscriber, the tax consequences of purchasing and dealing with the Purchased Securities and Underlying Shares, and the resale restrictions and “hold periods” to which the Purchased Securities and Underlying Shares are or may be subject under applicable securities legislation or stock exchange rules, and has not relied upon any statements made by or purporting to have been made on behalf of the Corporation with respect to such suitability, tax consequences, and resale restrictions.

(j)	The Subscriber is resident in the jurisdiction indicated on the face page of this Subscription Agreement as the “Subscriber’s Address” and the purchase by and sale to the Subscriber of the Purchased Securities, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase and sale has occurred only in such jurisdiction.

(k)	At the time the Subscriber was offered the Purchased Securities, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a) under the U.S. Securities Act, or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the U.S. Securities Act. The Subscriber is acquiring the Purchased Securities as principal for its own account and not as agent or trustee for another Person (except as agent or trustee where deemed to be purchasing as principal under applicable Securities Laws) and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the resale, distribution or other disposition of such Purchased Securities (this representation and warranty not limiting such Subscriber’s right to sell the Purchased Securities pursuant to a registration statement or otherwise in compliance with applicable U.S. federal and state securities laws). The Subscriber is acquiring the Purchased Securities hereunder in the ordinary course of its business.

(l)	If the Subscriber is an individual, at the time the Subscriber was offered the Purchased Securities, it was, and as of the date hereof it is, either an “accredited investor” under Section 2.3 of NI 45-106 or the Securities Act (Ontario), and the Subscriber has properly completed, executed and delivered to the Corporation this Subscription Agreement and Schedule “B” (the “Accredited Investor Status Certificate”).

(m)	The Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document (other than the annual financial statements, interim financial statements or any other document (excluding offering memoranda, prospectuses or other offering documents) the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation, which has been prepared for delivery to and review by prospective purchasers in order to assist them in making an investment decision in respect of the purchase of Purchased Securities pursuant to the Offering.

(n)	The Subscriber is not purchasing the Purchased Securities as a result of any “general solicitation” or “general advertising” (as defined in Regulation D under the U.S. Securities Act), including any advertisement, article, notice or other communication regarding the Purchased Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar and has not become aware of any advertisement in printed media of general and regular paid circulation or on radio, television or other form of telecommunication or any other form of advertisement (including electronic display or the Internet) or sales literature with respect to the distribution of the Purchased Securities.

(o)	The Subscriber undertakes and agrees that it will not offer or sell any of the Purchased Securities or Underlying Shares in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available.

(p)	The Subscriber is not a Registrant. The Subscriber is not an Insider or Related Person of the Corporation.

(q)	If required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Purchased Securities.

(r)	Except as disclosed in writing to the Corporation, the Subscriber does not act jointly or in concert with any other Person or company for the purposes of acquiring securities of the Corporation.

(s)	The Subscriber is not a “control person” of the Corporation, as that term is defined in the Securities Act (Ontario), will not become a “control person” of the Corporation by purchasing the Purchased Securities subscribed for under this Subscription Agreement and currently does not intend to act jointly or in concert with any other Person to form a control group in respect of the Corporation.

(t)	Except for this Subscription Agreement, the Subscriber has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation, and acknowledges that the Corporation’s counsel is acting as counsel to the Corporation and not as counsel to the Subscriber.

(u)	The Subscriber has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Corporation concerning the terms and conditions of the offering of the Purchased Securities and the merits and risks of investing in the Purchased Securities; (ii) access to information about the Corporation and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment;

(v)	The Subscriber has reviewed the “Privacy Notice” attached to this Subscription Agreement, and agrees to and accepts all covenants, representations and consents as set out therein.

(w)	The funds representing the Aggregate Subscription Amount which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge: (i) none of the subscription funds to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction; or (B) are being tendered on behalf of a Person who has not been identified to the Subscriber; and (ii) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

(x)	The Subscriber is not (i) a Person named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC or a prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

(y)	The Subscriber acknowledges that the Corporation may complete additional financings in the future in order to develop the business of the Corporation and to fund ongoing development. There is no assurance that such financing will be available and if available, on reasonable terms. Any such financings may have a dilutive effect on current shareholders, including the Subscriber.

(z)	The Subscriber acknowledges that an investment in the Purchased Securities is subject to a number of risk factors. The Subscriber covenants and agrees to comply with applicable securities legislation, orders or policies concerning the purchase, holding of, and resale of the Purchased Securities and Underlying Shares.

(aa)	Since the cultivation, processing, production, distribution and sale of cannabis for any purpose, medical, adult-use (i.e., recreational) or otherwise, remain illegal under U.S. Federal Cannabis Laws, it is possible that the Corporation may be forced to cease certain of its activities. The United States federal government, through, among others, the Department of Justice (“DOJ”), its sub agency the Drug Enforcement Agency (“DEA”), and the Internal Revenue Service (“IRS”), have the right to actively investigate, audit and shut-down cannabis growing facilities, processors and retailers. The U.S. federal government may also attempt to seize the Corporation’s property. Any action taken by the DOJ, the DEA and/or the IRS to interfere with, seize or shut down the Corporation’s operations will have an adverse effect on the Corporation’s business, operating results and financial condition.

(bb)	The Subscriber is cautioned and acknowledges that in the United States, medical and adult-use cannabis are largely regulated at the state level. Although certain states and territories of the United States authorize medical cannabis, and in some cases adult-use cannabis, production and distribution by licensed or registered entities under applicable state laws, under U.S. Federal Cannabis Laws, the possession, use, cultivation and transfer of cannabis for any purpose and any related drug paraphernalia is illegal and any such acts are criminal acts under federal law under any and all circumstances under the United States Controlled Substances Act (“CSA”). The Subscriber’s contribution to and involvement in such activities may result in federal civil and/or criminal prosecution, including forfeiture of his, her or its entire investment.

(cc)	Except as set forth on Schedule “C” hereto, the Subscriber does not have a direct or indirect interest, including any profits-only interest (each, an “Interest”) in any other dispensing organization, testing laboratory licensee (e.g., Type 8 testing laboratory licensee), laboratory testing permittee, retail licensee (e.g., a Type 10 storefront retailer licensee), retail dispensary licensee, medical marijuana treatment center, adult use cannabis retail dispensary, cannabis business, cannabis business establishment, or cannabis establishment (each, a “Cannabis Business”) in the states of Arizona, California, Florida, Illinois, Massachusetts, Nevada or New York (the “Applicable States”).

(dd)	If the Subscriber does have a direct or indirect interest in any other Cannabis Business in the Applicable States, Schedule “C” sets forth:

(i)	each Cannabis Business in which the Subscriber has an Interest; and

(ii)	the nature of such Interest, including the percentage ownership held by Subscriber in such Cannabis Business and the entity (if applicable) through which such Interest is held.

(ee)	The execution, delivery and performance of this Agreement by the Subscriber of this Agreement, and the consummation of the transactions contemplated hereby, including Subscriber’s investment in the Corporation, will not:

(i)	result in the Subscriber or any of its direct or indirect owners, directors or officers becoming (i) an “Owner” or “Financial Interest Holder” of the Corporation or its subsidiaries (as defined in the Cal. Code Regs. Tit. 4 §§ 15003, 15004), (ii) an “Owner” (as defined in Rule 64ER20-31(29), Florida Administrative Code) of the Corporation or its subsidiaries, (iii) a “principal officer” of the Corporation or its subsidiaries (as defined in Section 1-10 of the Illinois Cannabis Regulation and Tax Act), (iv) “Owner”, “Close Associate”, “A Person or Entity Having Direct Control”, “Person or Entity Having Indirect Control” of the Corporation or its subsidiaries (each as defined in the 935 Code Mass. Regs. § 500.000), (v) subject to the requirements of §5.110 of the Regulations of the Nevada Cannabis Compliance Board or (vi) subject to the requirements of Article 3 of the Marihuana Regulation and Taxation Act of 2021 and 10 NYCRR §1004 et. seq. (in each case, with respect to the Corporation, its subsidiaries, or any other Cannabis Business, a “Material Cannabis Owner”); or

(ii)	conflict with or result in a violation of (i) Cal. Bus. & Prof. Code § 26053(b); Cal. Code Regs. tit. 4, §§ 15005 and 15017; and L.A.M.C. §104.02(a)(2), (ii) section 381.986(8)(e)2., Florida Statutes (2021), (iii) section 15-36(c) of the Illinois Cannabis Regulation and Tax Act, (iv) 935 Code Mass. Regs. § 500.050(1)(b), (v) Nevada Revised Statutes, Title 56 including, without limitation, NRS §§ NRS §§ 678B.230(2) and 678B.270 or (vi) Article 3 of the Marihuana Regulation and Taxation Act of 2021 and 10 NYCRR § 1004 et. seq.

(ff)	The Subscriber hereby agrees and covenants, on behalf of itself and its direct or indirect beneficial owners, not to acquire any additional Interests in the Corporation or other Cannabis Business that would contravene the foregoing or the following provisions.

(gg)	Neither the Subscriber nor the direct or indirect beneficial owners of the Subscriber are (i) a Material Cannabis Owner of a Cannabis Business, or (ii) prior to or upon consummation of the transactions contemplated hereby, the direct or indirect beneficial owner of 5.0% or greater of the issued and outstanding Shares.

(hh)	Subscriber warrants and covenants to co-operate with the Corporation, promptly provide all information requested by the Corporation, and take all steps necessary or appropriate for the Corporation to address any other regulatory inquiry from the Applicable States or other cannabis regulatory body.

(ii)	Violations of any U.S. Federal Cannabis Laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings conducted by either the United States federal government or private citizens, or criminal charges, including but not limited to disgorgement of profits, cessation of business activities or divestiture. This could have a Material Adverse Effect on the Corporation, including its reputation and ability to conduct business, its holding (directly or indirectly) of cannabis licenses in the United States, the listing of its securities on various stock exchanges, its financial position, operating results, profitability or liquidity or the market price of the Shares. In addition, it is difficult to estimate the time or resources that would be needed for the investigation of any such matters or its final resolution because, in part, the time and resources that may be needed are dependent on the nature and extent of any information requested by the applicable authorities involved, and such time or resources could be substantial.

(jj)	In addition, since the possession and use of cannabis and any related drug paraphernalia is illegal under U.S. Federal Cannabis Laws, the Corporation may be deemed to be aiding and abetting illegal activities through the contracts it has entered into and the products that it currently does and intends to provide and sell. The Corporation currently does and intends to cultivate cannabis, process and sell cannabis products, operate dispensaries, lease intellectual property and/or real property in a number of states. As a result, United States law enforcement authorities, in their attempt to regulate the illegal use of cannabis and any related drug paraphernalia, may seek to bring an action or actions against the Corporation, including, but not limited to, aiding and abetting another’s criminal activities. The federal aiding and abetting statute provides that anyone who “commits an offense against the United States or aids, abets, counsels, commands, induces or procures its commission, is punishable as a principal.” As a result of such an action, the Corporation may be forced to cease certain of its operations and the Subscriber could lose their entire investment. Such an action would have a material negative effect on the Corporation’s business and operations.

(kk)	State cannabis laws and regulations are relatively new and constantly evolving, so there are uncertainties as to how the state authorities will interpret and administer applicable regulatory requirements. Any determination that the Corporation fails to comply with state cannabis regulations would require the Corporation either to significantly change or terminate lines of business, or the business as a whole, which could adversely affect the Corporation’s business.

(ll)	The activities of the Corporation are subject to regulation by governmental authorities. The Corporation’s business objectives are contingent upon, in part, compliance with regulatory requirements enacted by these governmental authorities and obtaining all regulatory approvals, where necessary, for the sale of its products in each jurisdiction in which it operates. The Corporation cannot predict the time required to secure all appropriate regulatory approvals for its products, or the extent of testing and documentation that may be required by governmental authorities. Any delays in obtaining, or failure to obtain regulatory approvals would significantly delay the development of markets and products and could have a Material Adverse Effect.

(mm)	Furthermore, although the Corporation is not aware of any non-compliance with the applicable licensing requirements or regulatory framework enacted by the states or other jurisdictions in which any of the Corporation’s customers or partners are operating and the operations of the Corporation are currently carried out in accordance with all applicable rules and regulations, no assurance can be given that new rules and regulations will not be enacted or that existing rules and regulations will not be applied in a manner which could limit or curtail the Corporation’s ability to import, distribute or, in the future, produce cannabis. Amendments to current laws and regulations governing the importation, distribution, transportation and/or production of cannabis, or more stringent implementation thereof could have a substantial adverse impact on the Corporation

4.	Timeliness of Representations, etc. The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time (as defined herein), and will survive the completion of the distribution of the Purchased Securities and any subsequent disposition by the Subscriber of any of the Purchased Securities or Underlying Shares. The Subscriber undertakes to immediately notify the Corporation’s counsel at Weil, Gotshal & Manges LLP, Attention: Alexander W. Welch (email: alexander.welch@weil.com) and Cassels Brock & Blackwell LLP, Attention: Greg Hogan (email: ghogan@cassels.com), of any material change in any statement or other information relating to the Subscriber set forth herein that occurs prior to the Closing Time.

5.	Indemnity. The Subscriber acknowledges that the Corporation and its counsel are relying upon the representations, warranties and covenants of the Subscriber set forth herein in determining the eligibility (from a securities law perspective) of the Subscriber to purchase Purchased Securities under the Offering, and hereby agrees to indemnify the Corporation and its directors, officers, employees, advisers, affiliates, shareholders and agents (including their respective legal counsel) against all losses, claims, costs, expenses, damages or liabilities that they may suffer or incur as a result of or in connection with their reliance on such representations, warranties and covenants.

6.	Deliveries by Subscriber prior to Closing. The Subscriber agrees to deliver to the Corporation, or as the Corporation may direct, not later than 5:00 p.m. (Los Angeles time) on such date of which the Subscriber receives notice prior to the Closing Date:

(a)	this duly completed and executed Subscription Agreement;

(b)	a wire transfer for the Aggregate Subscription Amount to an account designated by the Corporation; and

(c)	such other documents as may be requested by the Corporation as contemplated by this Subscription Agreement.

7.	Time and Place of Closing. The sale of the Purchased Securities will be completed virtually via the exchange of the necessary documents, instructions and funds at such time as the Corporation may determine (the “Closing Time”) on the Closing Date.

8.	Subject to Regulatory Approval. The obligations of the parties hereunder are subject to all required regulatory approvals being obtained.

9.	Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a)	Each of the Corporation and its subsidiaries (A) is a corporation or a limited liability company duly incorporated, organized, continued or amalgamated and validly existing under the laws of the jurisdiction in which it was incorporated, organized, continued or amalgamated, as the case may be; (B) has all requisite corporate or limited liability company power and authority and is duly qualified and holds all material permits, licences and authorizations necessary or required to carry on its business as now conducted and to own, lease or operate its properties and assets; (C) where required, has been duly qualified as an extra-provincial corporation or foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases property, or conducts business unless, in each case, the failure to do so would not individually or in the aggregate, have a Material Adverse Effect; and (D) no steps or proceedings have been taken by any Person, voluntary or otherwise, requiring or authorizing its dissolution or winding up.

(b)	The Corporation (i) has all requisite corporate power and capacity to enter into this Subscription Agreement and to perform the transactions contemplated herein, and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Subscription Agreement.

(c)	The Corporation has taken all necessary corporate action to validly issue and sell the Shares and the Warrant Shares as fully paid and non-assessable shares in the capital of the Corporation, and to validly issue the Warrants and the Hankey Warrant.

(d)	The Warrant Shares have been duly authorized and validly allotted and, upon receipt by the Corporation of the consideration therefor, will be issued as fully paid and non-assessable shares in the capital of the Corporation.

(e)	The Subscription Agreement has been duly authorized and upon the execution and delivery hereof of this Subscription Agreement shall constitute a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with their terms, provided that enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally; and (ii) general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

(f)	At the Closing Time, all consents, approvals, permits, authorizations or filings as may be required by the Corporation under applicable Securities Laws necessary for the execution and delivery of this Subscription Agreement, the fulfilment of the terms hereof by the Corporation and the issuance, sale and delivery by the Corporation at the Closing Time of the Units shall have been made or obtained, as applicable, other than customary post-closing filings required to be submitted within the applicable time frame pursuant to securities laws in the United States, applicable Securities Laws and the rules of the CSE.

(g)	The currently issued and outstanding Shares are listed and posted for trading on the CSE, and the Corporation has not taken any action which would reasonably be expected to result in the delisting or suspension of the same on or from the CSE.

(h)	The Corporation is in compliance in all material respects with the policies of the CSE existing as of the Closing Time.

(i)	The Corporation is a “reporting issuer” in each of the Reporting Jurisdictions.

(j)	The Corporation is not in material default of any requirement of the Securities Laws of the Reporting Jurisdictions and is not included on a list of defaulting reporting issuers maintained by any of the securities commissions or securities regulatory authorities in the Reporting Jurisdictions.

(k)	Other than the Corporation, there is no Person that is or will be entitled to demand any of the net proceeds of the Offering.

10.	Registration Rights. The Corporation shall use its commercially reasonable efforts to prepare and file or cause to be prepared and filed, as soon as practicable but in any event within fifteen (15) Business Days following the filing of the Corporation’s Annual Report on Form 10-K for the period ended June 26, 2021, with the U.S. Securities Exchange Commission (the “SEC”), a registration statement on Form S-1 (the “Registration Statement”) registering the resale from time to time by the Subscribers of the Registrable Securities; provided however, that the Corporation’s obligation to include a Subscriber’s Registrable Securities in the Registration Statement is contingent upon such Subscriber furnishing in writing to the Corporation such information regarding the Subscriber, the securities of the Corporation held by such Subscriber and the intended method of distribution of the Registrable Securities as shall be reasonably requested by the Corporation to effect the registration of the Registrable Securities, and the Subscriber shall execute such documents in connection with such registration as the Corporation may reasonably request that are customary of a selling stockholder in similar situations. The Corporation shall use its commercially reasonable efforts to cause the Registration Statement to become effective in the United States no later than ten (10) Business Days following the date on which the SEC provides written notice that the Registration Statement will not be reviewed or that the SEC has completed its review of the Registration Statement and to keep the Registration Statement continuously effective under the U.S. Securities Act until the expiration of the Effectiveness Period. If the Registration Statement covering resales of the Registrable Securities ceases to be effective for any reason at any time during the Effectiveness Period (other than because all securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Corporation shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and amend the Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Registration Statement with the SEC so that all Registrable Securities outstanding as of the date of such filing are covered by a Registration Statement. If a new Registration Statement is filed, the Corporation shall use its commercially reasonable efforts to cause the new Registration Statement to become effective as promptly as is practicable after such filing and to keep the new Registration Statement continuously effective until the end of the Effectiveness Period. Notwithstanding anything contained herein to the contrary, (i) the Corporation shall be under no obligation to name any Subscriber as a selling securityholder in any Registration Statement if such Subscriber does not provide the information requested by the Corporation and (ii) if the SEC prevents the Corporation from including any or all of the Registrable Securities proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities held by a Subscriber or any other securityholder, the number of Registrable Securities to be registered for each Subscriber in the Registration Statement shall be reduced pro rata among all such selling securityholders such that the Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the SEC.

Upon (w) the issuance by the SEC of a stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings with respect to a Registration Statement under Section 8(d) or 8(e) of the U.S. Securities Act, (x) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus therein shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (y) the occurrence of any event that requires the filing of a post-effective amendment to the Registration Statement under the U.S. Securities Act or the U.S. Securities Exchange Act of 1934, as amended, or (z) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Corporation, makes it appropriate to suspend the availability of a Registration Statement and the related prospectus:

(A) in the case of clause (x) above, use its commercially reasonable efforts to as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, use its commercially reasonable efforts to cause it to be declared effective as promptly as is practicable;

(B) in the case of clause (y) above, use its commercially reasonable efforts to as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement and use its commercially reasonable efforts to cause it to be declared effective as promptly as is practicable; and

(C) in any event, give notice to the counsel for holders of Registrable Securities named in the Registration Statement that the availability of a Registration Statement is suspended.

The Corporation will use its commercially reasonable efforts to ensure that the use of the Registration Statement and accompanying prospectus may be resumed (i) in the case of clauses (x) or (y) above, as promptly as is practicable, (ii) in the case of clause (z) above, as soon as, in the sole judgment of the Corporation, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Corporation or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (iii) in the case of clause (z) above, as soon as in the reasonable discretion of the Corporation, such suspension is no longer appropriate. Any such period during which the availability of the Registration Statement and any prospectus is suspended shall not exceed forty-five (45) days in any ninety (90)-day period or an aggregate of ninety (90) days in any twelve (12)-month period.

11.	Cannabis Law Limitations. Notwithstanding anything in this Agreement, the Notes, the Warrants or any other agreement executed in connection herewith to the contrary, (i) the Corporation shall not be obligated to issue any Shares upon a purported conversion of the Notes or purported exercise of the Warrants if such issuance would result in a violation of any U.S. Cannabis Law or the Corporation or any of its subsidiaries would be subject to any sanction or penalty if such shares were issued prior to obtaining any applicable approval under U.S. Cannabis Law and any request to so convert or exercise shall be void ab initio, (ii) neither the Subscriber nor any beneficial owner of Warrants, Notes or Shares shall seek to convert any Notes or exercise any Warrants if the issuance of Shares on such conversion or exercise would result in a violation of any U.S. Cannabis Law or the Corporation or any of its subsidiaries would be subject to any sanction or penalty if such shares were issued prior to obtaining any applicable approval under U.S. Cannabis Law by or in relation to such Subscriber and such request to convert or exercise shall be void ab initio, (iii) no provision of this Agreement, the Notes or any other agreement executed in connection herewith shall be construed such that, or effective to the extent that, it or any other provision would be in violation of U.S. Cannabis Law, including for the avoidance of doubt any aspect of U.S. Cannabis Law that requires approval by a regulator or regulatory body for acquisitions of, or possession of, the Corporation or any of its subsidiaries, and (iv) no exercise of any remedy or right of the Subscriber in respect hereof shall be effective to the extent that such exercise would be in violation of U.S. Cannabis Law.

12.	No Partnership. Nothing herein shall constitute or be construed to constitute a partnership of any kind whatsoever between the Subscriber and the Corporation.

13.	Governing Law. In all respects, including all matters of construction, validity and performance, this agreement and all disputes, claims and proceedings in connection herewith shall be governed by, and construed and enforced in accordance with, the internal laws of the state of California applicable to contracts made and performed in that state (without regard to the choice of law or conflicts of law provisions thereof) and any applicable laws of the United States of America. Each of the parties hereto hereby consents and agrees that the Superior Court of Los Angeles County, California, or, at any party’s option, the United States District Court for the Central District of California, shall have exclusive jurisdiction to hear and determine any claims or disputes among the parties hereto pertaining to this Agreement or to any matter arising out of or related to this Agreement. Each party hereby expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and such Persons hereby waive any objection which they may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consent to the granting of such legal or equitable relief as is deemed appropriate by such court.

14.	Time of Essence. Time shall be of the essence of this Subscription Agreement.

15.	Entire Agreement. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof, and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

16.	Electronic Copies. The Corporation shall be entitled to rely on delivery of a facsimile or other electronic copy of executed subscriptions, and acceptance by the Corporation of such facsimile or electronic copies shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

17.	Counterpart. This Subscription Agreement may be executed in one or more counterparts each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

18.	Digital Signatures. Digital (“electronic”) signatures, often referred to as an “e-signature”, enable paperless contracts and help speed up business transactions. The 2002 E-Sign Act was meant to ease the adoption of electronic signatures. The mechanics of this Subscription Agreement’s electronic signature include your signing this Agreement below by typing in your name, with the underlying software recording your IP address, your browser identification, the timestamp, and a securities hash within an SSL encrypted environment. This electronically signed Subscription Agreement will be available to both you and the Corporation, as well as any associated brokers, so they can store and access it at any time, and it will be stored and accessible by the Corporation, including backups. You and the Corporation each hereby consents and agrees that electronically signing this Agreement constitutes your signature, acceptance and agreement as if actually signed by you in writing. Further, all parties agree that no certification authority or other third-party verification is necessary to validate any electronic signature; and that the lack of such certification or third party verification will not in any way affect the enforceability of your signature or resulting contract between you and the Corporation. You understand and agree that your e-signature executed in conjunction with the electronic submission of this Subscription Agreement shall be legally binding and such transaction shall be considered authorized by you. By signing electronically below, you agree your electronic signature is the legal equivalent of your manual signature on this Subscription Agreement you consent to be legally bound by this Subscription Agreement. Alternatively, you may opt-out of this provision by printing a copy of this Agreement, signing it manually and returning it to the Corporation and, if your subscription is accepted, the Corporation will manually countersign it and return a countersigned copy to you via email.

19.	Severability. The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

20.	Survival. The covenants, representations and warranties contained in this Subscription Agreement shall survive the closing of the transactions contemplated hereby, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

21.	Interpretation. The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof. In this Subscription Agreement, all references to money amounts are to United States dollars.

22.	Amendment. Except as otherwise provided herein, this Subscription Agreement may only be amended by the parties hereto in writing.

23.	Costs. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Purchased Securities to the Subscriber shall be borne by the Subscriber.

24.	Withdrawal. The Subscriber agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber.

25.	Assignment. Neither party may assign all or part of its interest in or to this Subscription Agreement without the consent of the other party in writing.

26.	Non-Reliance and Exculpation. The Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by Moelis or any of its affiliates or control persons, officers, directors and employees, and that Moelis is not acting as a placement agent, underwriter or fiduciary with respect to the Subscriber in connection with the transactions contemplated hereby. The Subscriber agrees that none of Moelis, its affiliates or any of its control persons, officers, directors or employees shall be liable to the Subscriber pursuant to this Subscription Agreement or the transactions contemplated hereby in connection with the subscription of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished to the Subscriber.

PRIVACY NOTICE

The Subscriber acknowledges that this Subscription Agreement and the Exhibits hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which may include, without limitation, determining the Subscriber’s eligibility to purchase the Purchased Securities under applicable securities laws, preparing and registering certificates representing or other evidence of the Purchased Securities to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. In addition, such personal information may be used or disclosed by the Corporation for the purpose of administering the Corporation’s relationship with the Subscriber. For example, such personal information may be used by the Corporation to communicate with the Subscriber (such as by providing annual or quarterly reports), to prepare tax filings and forms or to comply with its obligations under taxation, securities and other laws (such as maintaining a list of holders of shares). The Subscriber’s personal information may also be disclosed by the Corporation to (a) stock exchanges or securities regulatory authorities (including the SEC)), (b) the Corporation’s registrar and transfer agent, (c) Canadian or United States tax authorities, and (d) any of the other parties involved in the Offering, including legal counsel, and may be included in closing books in connection with the Offering. Such information is being indirectly collected by the Canadian securities regulatory authorities under the authority granted to it under Canadian securities legislation. This information is being collected for the purposes of the administration and enforcement of Canadian securities legislation. Each Subscriber that is an individual hereby authorizes the indirect collection of such information by the Canadian securities regulatory authorities. In the event the Subscriber has any questions with respect to the indirect collection of such information, the Subscriber should contact the applicable securities regulatory authority at the contact details provided below.

By executing this Subscription Agreement, the Subscriber consents to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents delivered in connection with this Subscription Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby and expressly consents to the collection, use and disclosure of the Subscriber’s personal information by the Canadian Securities Exchange for the purposes identified by such exchange, from time to time.

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Government of Nunavut

Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8 122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5879

Facsimile: (306) 787-5899

Government of Yukon

Department of Community Services

Law Centre, 3rd Floor

2130 Second Avenue

Whitehorse, Yukon Y1A 5H6

Telephone: (867) 667-5314

Facsimile: (867) 393-6251

ACKNOWLEDGEMENT – PERSONAL INFORMATION

The Subscriber acknowledges as follows:

The Canadian Securities Exchange and its affiliates, authorized agents, subsidiaries and divisions (collectively referred to as “the Exchange”) may collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or applicant and use it for the following purposes:

●	to conduct background checks,

●	to verify the Personal Information that has been provided about each individual,

●	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or applicant,

●	to consider the eligibility of the Issuer or applicant to list on the Exchange,

●	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates,

●	to conduct enforcement proceedings, and

●	to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self- regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

The Subscriber hereby provides the Corporation with written consent to the disclosure of its Personal Information to the Exchange pursuant to the Exchange’s Form 9 and otherwise consents to the Form 9 filing, and to the collection, use and disclosure of its information by the Exchange in the manner and for the purposes described in Appendix A to the Exchange’s Form 9 or as otherwise identified by the Exchange, from time to time.

SCHEDULE “A”

HANKEY WARRANT

(attached)

SCHEDULE “B”

Accredited Investor Status CERTIFICATE

TO BE COMPLETED BY CANADIAN SUBSCRIBERS WHO ARE SUBSCRIBING AS “ACCREDITED INVESTORS”

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO:	MEDMEN ENTERPRISES INC. (the “Corporation”)

In connection with the purchase by the undersigned Subscriber of the Purchased Securities, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	the Subscriber is resident in or otherwise subject to the securities laws of one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, New Brunswick, Nova Scotia, Prince Edward Island or Newfoundland and Labrador or one of the Territories of the Yukon, the Northwest Territories or Nunavut;

(b)	the Subscriber is purchasing the Purchased Securities as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(c)	the Subscriber is an “accredited investor” within the meaning of NI 45-106 on the basis that the Subscriber fits within one of the categories of an “accredited investor” reproduced below beside which the Subscriber has indicated the undersigned belongs to such category;

(d)	the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below;

(e)	if the Subscriber is purchasing under category (j), (k) or (l) below, it has completed and signed Exhibit “A” attached hereto; and

(f)	upon execution of this Schedule “B” by the Subscriber, this Schedule “B” shall be incorporated into and form a part of the Subscription Agreement to which this Schedule “B” is attached.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank; or
(ii) in Ontario, a financial institution that is (A) a bank listed in Schedule I, II or III of the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;
☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
☐	(c)	a subsidiary of any person or company referred to in paragraphs (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;
☐	(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer (or in Ontario, except as otherwise prescribed by the regulations under the Securities Act (Ontario));

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);
☐	(f)	the Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;
☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;
☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000 (completion of Exhibit “A” is also required);
☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$5,000,000;
☐	(k)	an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (completion of Exhibit “A” is also required);
☐	(l)	an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000 (completion of Exhibit “A” is also required);
☐	(m)	a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;
☐	(n)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub-paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;
☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;
☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;
☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;
☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;
☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;
☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario or Québec, the regulator as an accredited investor;
☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse; or
☐	(x)

in Ontario, such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).

***If checking this category (x), please provide a description of how this requirement is met.

For the purposes hereof, the following definitions are included for convenience:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“eligibility adviser” means:

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is: (i) a chair, vice-chair or president, (ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or (iii) performing a policy-making function in respect of the issuer;

(f)	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(i)	“person” includes: (i) an individual, (ii) a corporation, (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and (iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(j)	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(k)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(l)	“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(m)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 and except in Part 2 Division 4 (Employee, Executive Officer, Director and Consultant Exemption) of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person, beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time (as defined in the Subscription Agreement to which this Schedule “B” is attached) and the Subscriber acknowledges that this Accredited Investor Status Certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Corporation prior to the Closing Time.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

EXHIBIT “A” TO SCHEDULE “B”

FORM FOR INDIVIDUAL ACCREDITED INVESTORS

THIS “EXHIBIT A” TO SCHEDULE “B” IS TO BE COMPLETED BY ACCREDITED INVESTORS WHO ARE INDIVIDUALS SUBSCRIBING UNDER CATEGORIES (J), (K) OR (L) IN SCHEDULE “B” TO WHICH THIS EXHIBIT “A” IS ATTACHED.

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Subordinate Voting Shares and Warrants	Issuer: MedMen Enterprises Inc.
Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss - You could lose your entire investment of US$ _____________ . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.
Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than CDN$200,000 in each of the 2 most recent calendar years, and you expect it to be more than CDN$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
● Your net income before taxes combined with your spouse’s was more than CDN$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than CDN$300,000 in the current calendar year.
● Either alone or with your spouse, you own more than CDN$1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than CDN$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print): Tom Lynch
Telephone: 855 292-8399	Email: tlynch@scpllc.com
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
Tom Lynch tlynch@scpllc.com For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

SCHEDULE “C”

INTERESTS

Type of Interest	State